Exhibit 10.2

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

January 31, 2023

FED-PA-3712-NM-2300246

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Attention:	Kevin Burkhart
Vice President, Aircraft Acquisitions & Fleet Planning

Subject:	767-3S2F Delivery Month Change Notification

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

All terms used but not defined in this notice (Notice) shall have the same meaning as in the Purchase Agreement.

Pursuant to Article 3 of Letter Agreement No. FED-PA-03712-LA-1106154R2 entitled “Firm and Option Aircraft Delivery Matters” (Delivery Flexibility LA), Boeing hereby confirms to Customer that the scheduled month of delivery of certain: (i) Aircraft identified in Table 1-B to the Purchase Agreement, and (ii) Option Aircraft identified in Attachment 1 to Letter Agreement No. FED-PA-03712-LA-1106156R6 entitled “Option Aircraft” (Option Aircraft LA), will be revised.

The table below reflects the revised contract delivery month (Revised Contract Delivery Month) of the subject Aircraft and Option Aircraft, effective upon the date of this Notice.

Firm Aircraft or Option Aircraft	Aircraft Quantity	Current Contract Delivery Month	Revised Contract Delivery Month
Firm Aircraft	1	[*]	[*]
Firm Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]

FED-PA-3712-NM-2300246

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Firm Aircraft or Option Aircraft	Aircraft Quantity	Current Contract Delivery Month	Revised Contract Delivery Month
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]
Option Aircraft	1	[*]	[*]

A revised Table 1-B to the Purchase Agreement is enclosed and reflects the Revised Contract Delivery Months. The revised Table 1-B replaces and supersedes the existing Table 1-B in the Purchase Agreement.

Revised Attachments 1-4 to the Option Aircraft LA are enclosed and reflect the Revised Contract Delivery Months. The revised Attachments replace and supersede the existing Attachments to the Option Aircraft LA.

The Advance Payment Base Prices for the Aircraft and Option Aircraft will not change as a result of this Notice. However, the timing for advance payments and the calculation of the Escalation Adjustment for the Airframe Price and Engine Escalation Adjustment for the Engine Price will be calculated according the Revised Contract Delivery Months.

If applicable, any adjustments to BFE on-dock dates will be communicated electronically through My Boeing Fleet (MBF).

The Revised Contract Delivery Months for Option Aircraft in the above table will be used to determine the Option Exercise Date (as defined in Article 6.1 of the Option Aircraft LA). The availability of Option Aircraft remains subject to the terms set forth in the Option Aircraft LA.

FED-PA-3712-NM-2300246

BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

The information contained in this Notice represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very Truly Yours,

THE BOEING COMPANY

/s/ McKenzie Kuckhahn
Signature

McKenzie Kuckhahn
Regional Director
Boeing Commercial Airplanes, Contracts

Copy:	Federal Express Corporation, Legal Department
Attention:	James A. Davis
Vice President, Legal Business Transactions and Environmental Affairs
3620 Hacks Cross Road
Memphis, TN 38125

Enclosures:

•	Table 1-B to the Purchase Agreement

•	Attachments 1-4 to the Option Aircraft LA

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

FED-PA-3712-NM-2300246

BOEING PROPRIETARY